RCI HOSPITALITY HOLDINGS INC

Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants

RCI HOSPITALITY HOLDINGS INC.
25 YEARS
Nasdaq
1995-2020

NASDAQ: RICK
ICR Conference
January 10-12, 2022
www.rcihospitality.com

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions.

These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this presentation and those discussed in other documents we file with the Securities and Exchange Commission (“SEC”).

This press release may contain forward-looking statements that involve a number of risks and uncertainties that could cause the company’s actual results to differ materially from those indicated in this press release, including, but not limited to, the risks and uncertainties associated with (i) operating and managing an adult business, (ii) the business climates in cities where it operates, (iii) the success or lack thereof in launching and building the company’s businesses, (iv) cyber security, (v) conditions relevant to real estate transactions, (vi) the impact of the COVID-19 pandemic, and (vii) numerous other factors such as laws governing the operation of adult entertainment businesses, competition and dependence on key personnel.

For more detailed discussion of such factors and certain risks and uncertainties, see RCI’s annual report on Form 10-K for the year ended September 30, 2021, as well as its other filings with the U.S. Securities and Exchange Commission. The company has no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances.

As of the release of this report, we do not know the future extent and duration of the COVID-19 pandemic on our businesses. Lower sales caused by social distancing guidelines could lead to adverse financial results. We are continually monitoring and evaluating the situation and will determine any further measures to be instituted, which could include refinancing several of our debt obligations.

As used herein, the “Company,” “we,” “our,” and similar terms include RCI Hospitality Holdings, Inc. (RCIHH) and its subsidiaries, unless the context indicates otherwise.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company's operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the Company and helps management and investors gauge our ability to generate cash flow, excluding (or including) some items that management believes are not representative of the ongoing business operations of the Company, but are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows:

- *Non-GAAP Operating Income and Non-GAAP Operating Margin.* We calculate non-GAAP operating income and non-GAAP operating margin by excluding the following items from income from operations and operating margin: (a) amortization of intangibles, (b) impairment of assets, (c) gains or losses on sale of businesses and assets, (d) gains or losses on insurance, and (e) settlement of lawsuits. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations.

- *Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share.* We calculate non-GAAP net income and non-GAAP net income per diluted share by excluding or including certain items to net income attributable to RCIHH common stockholders and diluted earnings per share. Adjustment items are: (a) amortization of intangibles, (b) impairment of assets, (c) costs and charges related to debt refinancing, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance, (f) unrealized loss on equity securities, (g) settlement of lawsuits, (h) gain on debt extinguishment, (i) the income tax effect of the above-described adjustments, and (j) change in deferred tax asset valuation allowance. Included in the income tax effect of the above adjustments is the net effect of the non-GAAP provision for income taxes, calculated at 13.5%, 26.0%, and 15.5% effective tax rate of the pre-tax non-GAAP income before taxes for the 2021, 2020, and 2019, respectively, and the GAAP income tax expense (benefit). We believe that excluding and including such items help management and investors better understand our operating activities.

- *Adjusted EBITDA.* We calculate adjusted EBITDA by excluding the following items from net income attributable to RCIHH common stockholders: (a) depreciation and amortization, (b) income tax expense (benefit), (c) net interest expense, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance (f) unrealized gains or losses on equity securities, (g) impairment of assets, (h) settlement of lawsuits, and (i) gain on debt extinguishment. We believe that adjusting for such items helps management and investors better understand our operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess the unleveraged performance return on our investments. Adjusted EBITDA multiple is also used as a target benchmark for our acquisitions of nightclubs.

- *Management also uses non-GAAP cash flow measures such as free cash flow.* Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy.

Our December 14, 2021, news release and financial tables contain additional details and reconciliation of non-GAAP financial measures for the quarter and year ended September 30, 2021, and are posted on our website at www.rcihospitality.com. Our FY 10-K contains additional details and reconciliation of non-GAAP financial measures for the year ended September 30, 2021, and is similarly posted on our website.

Strong Portfolio of Hospitality Venues

Overview

- 60 well-managed, high cash-flowing bars and restaurants
- Founded in 1983
- IPO and Nasdaq listing in 1995

Nightclubs

- Original business – 70% of FY21 sales
- 49 locations in 13 states, many in top 20 US markets
- Many are well-known gentlemen's club brands with restaurants

Bombshells

- Up and coming new business – 29% of FY21 sales
- Fast-growing, sports bar restaurant chain launched in 2013
- 11 locations in Texas (Houston-8, Dallas-2, Austin-1), licensed to sell franchises in all states

Growth Drivers

- Deep expertise from four decades in the hospitality industry
- Strong focus on generating free cash flow
- Significant experience in real estate, property development and finance

Stock Symbol	FY21 Ended 9/30/21					As of Last Week		
	Revenues	EPS	Net Cash Provided by Operating Activities	Free Cash Flow	Cash Dividends/Share	Market Cap	Common Stock Outstanding	Insider Ownership
Nasdaq: RICK	$195M	$3.37 (GAAP) $4.08 (Non-GAAP)	$42.0M	$36.1M	$0.16	~$860M	9.49M	7.67%

RCI HOSPITALITY HOLDINGS INC

*Capital Allocation Strategy**

- Repurchase shares when FCF yield is more than 10%

Buy Back Shares

M&A

Buy More of the Right Nightclubs

- Buy good, solid, cash flowing clubs at 3-5x adjusted EBITDA
- Use seller-financing
- Buy the real estate for market value
- Structure deals to generate annual cash on cash return of at least 25-33%

Drive Value with 10-15% Compound Annual FCF/Share Growth

Organic

Methodically Expand Bombshells

- Develop critical mass, market awareness, and sell franchises
- Structure investments in new units to generate annual cash on cash return of at least 25-33%

RCI HOSPITALITY HOLDINGS INC

* We may deviate from this strategy if other strategic rationale warrants

Major Transformation

1. **Pre-2016** — Focused on Growth of Revenue, not Free Cash Flow
2. Defined & Adopted Capital Allocation Strategy
3. Invested in the Right People, Systems & Processes
4. Disposed of Under-Performing Locations
5. Changed Approach to Club Purchases & New Bombshells
6. Focused on Using Debt vs. Equity
7. **Today** — Highly Scalable Cash Flow Growth Machine

Impressive Track Record & Covid Rebound



+16% CAGR
Free Cash Flow ($M)¹
$14.9
$18.5
$19.3
$23.2
$33.3
$13.5
$36.1
FY15
FY16
FY17
FY18
FY19
FY20
FY21



FCF as % of Revenues¹
11.0%
13.7%
13.3%
14.0%
18.4%
10.2%
18.5%
FY15
FY16
FY17
FY18
FY19
FY20
FY21
+750 BPS



+9% CAGR
4Q Sales / Location ($K)²
$729
$768
$871
$946
$1,004
$654
$1,194
4Q15
4Q16
4Q17
4Q18
4Q19
4Q20
4Q21



Diluted Weighted Average Shares Outstanding (M)
10.41
10.23
9.74
9.72
9.66
9.20
9.01
FY15
FY16
FY17
FY18
FY19
FY20
FY21
-2.4% CAGR

1) FY16 FCF of $18.5M reflects FCF of $20.5M less $2.0M in tax credits
2) Based on unit count at quarter end

RCI HOSPITALITY HOLDINGS INC

Bombshells: Next Generation Sports Bar Concept

BOMBSHELLS
RESTAURANT & BAR

More Upscale

- Better quality food, service and experience
- Big HDTVs, scratch kitchen, free Wi-Fi, USB charging stations, DJs
- 4 Dayparts: Lunch, happy hour, dinner, late night
- Late night drives high AUVs and industry-leading margins

High Impact Branding

- Immediately recognizable
- Signals fun, friendliness and comfort to all walks of life
- Appeals to men, women, families, friends, singles, couples, millennials
- Attracts customers without the need for major advertising-marketing dollars

Top Tier Unit Economics[1]

- Target Size (interior & patio) = 10K-12.5K sq. ft.
- Average Unit Volume = $5.7M (FY21)
- Average Sales/Square Foot = $461 (FY21)
- Cash Investment (owned real estate) = $3.0M
- Cash-on-Cash Return (owned real estate) = 43%
- Sales/Cash Investment (owned real estate) = 2.2x


BOMBSHELLS
RESTAURANT & BAR





1) See slides 10 and 11 for additional detail

Bombshells: FY21 Record Year

+32% CAGR


Revenues ($M)
$18.8
$24.1
$30.8
$43.2
$56.6
FY17
FY18
FY19
FY20
FY21


Units at Year End
5
6
8
10
10
FY17
FY18
FY19
FY20
FY21

+19% CAGR

+700 BPS


Operating Margin
16.4%
8.5%
7.5%
21.4%
23.4%
FY17
FY18
FY19
FY20
FY21


Income from Operations ($M)
$3.1
$2.0
$2.3
$9.2
$13.3
FY17
FY18
FY19
FY20
FY21

+44% CAGR

Bombshells: Favorable Metrics

Metric	Bombshells
Revenue growth (last 5 years)	201%
AUV[1] growth (last 5 years)	28%
Unit growth (last 5 years)	100%
Liquor / food sales (most recent year)	57% / 42%
Sales / square foot (most recent year)	$461
Gross margin (most recent year)	76.2%
Operating margin (most recent year)	23.4%



Average Unit Volume[1] ($M)
$4.4
$4.3
$4.0
$4.2
$5.7
+40% FY21 vs. FY19
FY17
FY18
FY19
FY20
FY21



Same-Store Sales Growth[2]
3.5%
-3.3%
-6.1%
18.3%
7.7%
FY17
FY18
FY19
FY20
FY21

1) Bombshells data excludes units opened in the year of opening and permanently closed units in the year of closure
2) Impact of pandemic excluded. With the impact, SSS was 24.8% in FY21 and 6.5% in FY20

Bombshells: Highly Profitable Target Return Models

Targeted results based on our experience developing Bombshells. Actual performance of individual locations will vary based on differences between each location's size, cost of real estate, lease terms, level of construction and/or retrofitting of the building.

Owned Building & Real Estate Using Leverage

Development Costs	Cash Investment • Down payment on land and building • 1st year interest payment on bank loan • 100% cash purchase of FF&E	$3.0 million
	Bank Real Estate / Construction Loan	$3.5 million
Performance	First Year Revenues	$6.5 million
	Operating Profit at 20% minimum margin target	$1.3 million
	Cash on Cash Return	***43%***

Franchised

Performance	First Year Revenues	$6.5 million
	Royalty at 5%	$325,000
	Cash on Cash Return	***Uncapped***

Leased

Minimum cash on cash return of 25-33% (unless strategic rationale to do otherwise) depending on lease and construction costs

Bombshells: Targeting 15 More Locations Next 3 Years

- **History**
  - Built 5 the first 5 years
  - Then 5 more in 4 years
- **FY21 launched plan to develop the next 10 in 3 years**
  - Growth is self-funding
  - Opened 2nd Dallas location in December 2021
  - Contracted to buy: 2 more Dallas sites, 1 more Houston site
  - Looking at sites in Austin, Phoenix and Florida (areas where we have local expertise)
- **Franchisee program (near-term)**
  - Early FY21 signed first franchisee for 3 locations in San Antonio area – first unit to open soon
  - Expect to sign franchisees for at least 3-6 more locations by end of FY24
- **Potential**
  - 80-100 locations (owned and franchised)



Total Franchised Units
Total Company-Owned Units
34% CAGR
1
5
10
20
6
First Location
(Opened 2Q13)
First 5 Years
(FY13-FY17)
Next 4 Years
(FY18-21)
Next 3 Years
(FY22-24)

RCI HOSPITALITY HOLDINGS INC

1Q22 Sales: Growth Continues

$ in Millions	1Q22 Sales	Total Sales		Same-Store Sales	
		vs. 1Q21	vs. 1Q20	vs. 1Q21	vs. 1Q20
Combined	$61.1	+62%	+28%	+22%	+11%
Nightclubs	$46.3	+87%	+24%	+31%	+ 8%
Bombshells	$14.8	+14%	+43%	+8%	+21%

- Bombshells benefited from new Arlington, TX location opened early December
- Nightclubs benefited from 12 clubs acquired mid-October and early November
- No Omicron effect until late 1Q22
- Comparisons to pre-COVID 1Q20 (ended Dec. 31, 2019) provided for illustrative purposes


BOMBSHELLS
RESTAURANT & BAR

Bombshells Arlington (near Dallas) and its Bombshells Girls

Q&A


BOMBSHELLS
BAR

- **Company Info:** www.RCIHospitality.com
- **Store Locations:** www.4Bombshells.com
- **Franchise Support:** www.BombshellsFranchise.com

Contact Information

Corporate Office
10737 Cutten Road
Houston, TX 77066
Phone: (281) 397-6730

Investor Relations
Gary Fishman
Steven Anreder
Phone: (212) 532-3232

IR Website
www.rcihospitality.com
Nasdaq: RICK